UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2014 Estimated average burden hours per response. . . 5.0
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2014

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 11, 2014, Rieke-Arminak Corp. (“Rieke-Arminak”), a Delaware corporation and consolidated subsidiary of TriMas Corporation (“TriMas”), completed its purchase of Arminak & Associates, LLC (“Arminak & Associates”), a Delaware limited liability company, for a cash payment of $51 million plus an earnout payment of up to $7 million, based on the future success of the business. TriMas had previously acquired a 70 percent share of Arminak & Associates in February 2012, with purchase and call options to acquire the remaining 30 percent. This transaction represents a full buyout of the remaining 30 percent share of Arminak & Associates in lieu of the original purchase and call options.

Arminak & Associates is a leader in the design, manufacture and supply of foamers, lotion pumps, fine mist sprayers and other packaging solutions for the cosmetic, personal care, beauty aids and household product markets, and is headquartered in Southern California.

Unit Purchase Agreement

Rieke-Arminak entered into a Unit Purchase Agreement dated March 11, 2014 (the “Unit Purchase Agreement”) with HRA Holding Corporation, a California corporation (“Seller”), NC Holding, LLC, a California limited liability company (“NC Holding”), Helga Arminak, Armin Arminak, Roger Abadjian and Arminak & Associates, pursuant to which Rieke-Arminak acquired the remaining 30 percent share of the equity in Arminak & Associates from Seller and NC Holding.

The Company funded the cash payment with cash on hand and availability under its existing revolving credit facility.

In addition to the cash payment at closing, Seller and NC Holding may receive an additional earnout payment based upon the future success of the business. The potential earnout payment ranges from $0.7 million to $7 million and would be due in the first quarter of 2016.

The foregoing summary of the Unit Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by the Unit Purchase Agreement attached hereto as Exhibit 2.1, which is incorporated by reference herein.

Item 8.01 Other Events.

On March 17, 2014, TriMas issued a press release announcing that Rieke-Arminak, as a consolidated subsidiary of TriMas, acquired the remaining 30 percent equity interest in Arminak & Associates.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference herein.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of TriMas under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description
2.1*	Unit Purchase Agreement
99.1	Press release dated March 17, 2014
_________________
*   TriMas agrees to furnish any omitted schedules and exhibits upon the request of the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date: March 17, 2014	By:	/s/ Joshua A. Sherbin
Joshua A. Sherbin
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description
2.1*	Unit Purchase Agreement
99.1	Press release dated March 17, 2014
_________________
*   TriMas agrees to furnish any omitted schedules and exhibits upon the request of the Securities and Exchange Commission.

4